Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Westcott Products Corporation (the "Registrant") on Form 10-K for the year ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Wayne Bassham, President and Director, and Principal Executive Officer, and Todd Albiston, Secretary, Treasurer and Director, and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 27, 2013	By:	/s/Wayne Bassham
Wayne Bassham
President and Director
Principal Executive Officer

Date:	November 27, 2013	By:	/s/Todd Albiston
Todd Albiston
Vice President, Director and acting CFO
Principal Financial Officer